U. S. Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2002

Commission file number 0-26013

MULTI-LINK TELECOMMUNICATIONS, INC.
(Exact name of small business issuer
as specified in its charter)

                            Colorado                                                                   84-1334687
                      (State or jurisdiction of                                     (IRS Employer Identification No.)
incorporation or organization)

4704 Harlan Street, Suite 420, Denver, CO 80212
(Address of principal executive offices)

(303) 831-1977
(Issuer’s telephone number)

Not Applicable
(Former name, former address, and former fiscal year,
if changed since last report)

ITEM 5.       OTHER EVENTS

        On November 20, 2002, Multi-Link Communications, LLC (the “LLC”), a wholly owned subsidiary of the Registrant, filed a voluntary petition under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Indiana. As reported on October 15, 2002 and November 7, 2002, the Registrant is still in the process of negotiating the sale of the LLC to Instaphone, Inc. If the sale of the LLC does not occur, the Company intends, subject to creditor support, to operate the LLC over approximately the next two years in order to generate cash to partially pay creditors of the LLC. The Registrant expects that there will be no cash available after the sale or operation and eventual liquidation of the LLC to provide any distribution to the Registrant or its shareholders.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits.

                 None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                   MULTI-LINK TELECOMMUNICATIONS, INC.

Date:   November 27, 2002                                                                     /s/ David J. Cutler
                                                                                                                         David J. Cutler, Chief Financial Officer